________________________________________________________________________________

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ____________

                                    FORM 8-K
                                  ____________

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                                  ____________

        Date of report (Date of earliest event reported): August 31, 2007


                        MEDIANET GROUP TECHNOLOGIES, INC.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Nevada                    0-32307                    13-4067623
           ------                    -------                    ----------
(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)            File Number)              Identification No.)


         5100 W. Copans Road, Suite 710, Margate, Florida       33063
         ------------------------------------------------    ----------
             (Address of Principal Executive Offices)        (Zip code)


        Registrant's telephone number, including area code (954) 974-5818


          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13c-4(c))
________________________________________________________________________________

SECTION 5.02 - DEPARTURE OF PRINCIPAL OFFICER

          Mr. Steven Adelstein resigned as Interim Chief Financial Officer effective August 31, 2007. The Company also announced the appointment of the current Controller, Alfred Fernandez, as Controller and Acting Chief Financial Officer effective August 31, 2007.




                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MEDIANET GROUP TECHNOLOGIES, INC.
                                       (Registrant)


Date: August 31, 2007                  By: /s/ Martin A. Berns
                                           -------------------
                                           Martin A. Berns
                                           President

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